SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

/_/      Preliminary Information Statement

/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/X/      Definitive Information Statement

                           COMPETITIVE COMPANIES, INC.
          -------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

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 X       No fee required

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                  applies:

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                  computed  pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/_/      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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



                           COMPETITIVE COMPANIES, INC.
                          19206 HUEBNER ROAD, SUITE 202
                            SAN ANTONIO, TEXAS 78258

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                                SEPTEMBER 3, 2013




To The Shareholders of Competitive Companies, Inc.

         William H. Gray, an individual and the Chief Executive Officer of Competitive Companies, Inc., a Nevada corporation (also referred to as the "Company"), Lawrence Griffith, an individual and a director of Competitive Companies, Inc., Tina Bagley, an individual, Angus Davis, an individual, and Robert Merola, an individual (collectively, the "Majority Shareholders") are entitled to vote a total of 26,234,858 shares of common stock and 100,000 shares of Series D Preferred Stock (with 51% of the votes), or approximately 57.55% of the total votes of the issued and outstanding voting stock of the Company. The Majority Shareholders intend to adopt a resolution by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Nevada in order to ratify the adoption of the 2012 Stock Incentive Plan for the directors, officers, employees and key consultants of Competitive Companies, Inc., effective October 10, 2012, as amended.



                    William H. Gray, Chief Executive Officer

                                   -----------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                           COMPETITIVE COMPANIES, INC.
                          19206 HUEBNER ROAD, SUITE 202
                            SAN ANTONIO, TEXAS 78258


                                SEPTEMBER 3, 2013

                               SHAREHOLDERS ACTION




         The Majority Shareholders submitted their consent to the shareholder resolutions described in this Information Statement on or about August 19, 2013 to be effective upon satisfaction by Competitive Companies, Inc. of all applicable filing and notification requirements of the Securities and Exchange Commission. As of August 19, 2013, the Majority Shareholders were entitled to vote of record a total of 26,234,858 shares of our common stock, par value $0.001 per share, and 100,000 shares of our preferred stock, par value $0.001 per share (with 51% of the total outstanding votes), or approximately 57.55% of the total votes of the issued and outstanding voting stock of Competitive Companies, Inc. The remaining outstanding shares of our common stock are held of record by approximately 676 other shareholders, not including shares held in "street name" in brokerage accounts which is unknown.

         The Majority Shareholders are William H. Gray, our Chairman and Chief Executive Officer, as an individual, Lawrence Griffith, a director of Competitive Companies, Inc., as an individual, and Tina Bagley as an individual, Angus Davis as an individual, and Robert Merola as an individual, who are employees of the Company.

         Holders of the common stock of record as of August 20, 2013 are entitled to submit their consent to the shareholder resolutions described in this information statement, although no shareholder consents other than those of the Majority Shareholders are required to be submitted in order for the resolution to be adopted.

         We are not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders have consented to all of the shareholder resolutions described in this information statement. Other shareholders who desire to submit their consents must do so by September 27, 2013 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding preferred and common voting stock of Competitive Companies, Inc. is required to adopt the resolutions described in this information statement. Nevada law does not require that the proposed transactions be approved by a majority of the disinterested shareholders. A total of 335,621,533 shares of common stock will be entitled to vote on our proposed transactions described in this information statement.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        THE COMPANY AND THE TRANSACTIONS

PROPOSED SHAREHOLDER ACTION

         Our executive offices are located at 19206 Huebner Road, Suite 202, San Antonio, Texas 78258, and our telephone number is (210) 233-8980. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, we propose to ratify the adoption of the 2012 Stock Incentive Plan for the directors, officers, employees and key consultants of Competitive Companies, Inc., effective October 10, 2012, as amended.

         2012 STOCK INCENTIVE PLAN FOR THE DIRECTORS, OFFICERS, EMPLOYEES AND KEY CONSULTANTS OF COMPETITIVE COMPANIES, INC. Our board of directors voted unanimously to adopt the 2012 Stock Incentive Plan for the directors, officers, employees and key consultants of Competitive Companies, Inc., effective on October 10, 2012 (the "Plan"). Our board believes that the adoption of the Plan will be critical to us attracting, retaining, and motivating employees and other eligible persons.

         A summary of the principal provisions of the Plan are set forth in the following paragraphs. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as Exhibit A to this information statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

         TYPES OF AWARDS. The Plan allows any of the following types of awards, to be granted alone or in tandem with other awards:

         STOCK OPTIONS. Stock options granted under the Plan may be either incentive stock options ("ISOs"), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("NSOs"), which are not intended to meet those requirements. Award agreements for stock options may include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.

         STOCK APPRECIATION RIGHTS. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised. Under the Plan, all stock appreciation rights must be settled in common stock except as provided by the Committee. Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service.

         STOCK AWARDS AND RESTRICTED STOCK. A stock award consists of the transfer by us to a grantee of shares of our common stock, without other payment for it, as additional compensation for services to us. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period" during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited or will be repurchased by us at the lower of the stock's fair market value or its issuance price if the restricted stock was originally purchased by the grantee. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.

         PERFORMANCE SHARES. A performance share consists of an award of common stock to a participant based upon the achievement of performance objectives determined by the Committee.

         ADMINISTRATION. The Plan will be administered by our board of directors and our compensation committee ("Committee"), once a Committee is formed. The Committee will at all times be composed of not less than two members of the board of directors who are not our employees or consultants. The Plan gives the Committee discretion, subject in certain cases to approval of our full board of directors, to make awards under the Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the Plan, and to make other determinations and take other actions consistent with the terms and purposes of the Plan. Until the Committee is formed, the full board of directors will perform its functions.

         ELIGIBILITY. Any officer, employee, or director of, or consultant or other independent contractor for us or any of our subsidiaries will be eligible to receive awards under the Plan.

         SHARES AVAILABLE FOR AWARDS. The Plan authorizes 25,000,000 shares of our common stock to be reserved for awards under the Plan. In addition, on each anniversary of the Plan's effective date on or before the fifth anniversary of the effective date of the Plan (i.e., October 10, 2012), the aggregate number of shares of our common stock available for issuance under the Plan will be increased by the lesser of (a) 5% of the total number of shares of our common stock authorized but not issued under the Plan as of the December 31 immediately preceding the anniversary of the effective date of the Plan, (b) 200,000 shares, or (c) a lesser number of shares of our common stock as our board, in its sole discretion, determines. In general, shares reserved for awards that lapse or are cancelled will be added back to the pool of shares available for awards under the Plan. In any year, an eligible employee, consultant, or director may receive awards with respect to no more than 10,000,000 shares. If an award is to be settled in a medium other than common stock, the number of shares on which the award is based will count toward the limit. In response to certain extraordinary events (such as merger, exchange, reorganization, or liquidation), the Committee may provide for cash payments or award substitutions to reflect consideration received by stockholders.

         VESTING AND PERFORMANCE OBJECTIVES. Awards under the Plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of performance objectives, or a combination of both criteria. Performance objectives selected by the Committee as vesting conditions will be based on one or more of the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied on a business unit, division, subsidiary or consolidated basis or any combination of those levels.

         CHANGE IN CONTROL. Any stock option or restricted stock award granted to any participant under the Plan that would have become vested upon continued employment by the grantee will immediately vest in full and become exercisable upon a change in control as that term is defined in the Plan.

         NONTRANSFERABILITY. In general, awards under the Plan may not be assigned or transferred except by will or the laws of descent and distribution. The Committee may, however, allow the transfer of NSOs to members of a Plan participant's immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant's immediate family.

         AMENDMENT AND TERMINATION. Our board of directors may amend, alter, suspend, or terminate the Plan at any time. If necessary to comply with any applicable law (including stock exchange rules), we will first obtain stockholder approval. Amendments, alterations, suspensions, and termination of the Plan generally may not impair a participant's (or a beneficiary's) rights under an outstanding award. The rights may, however, be impaired if necessary to comply with an applicable law or accounting principles (including a change in the law or accounting principles) pursuant to a written agreement with the participant.

         DURATION. Unless it is terminated sooner, the Plan will terminate upon the earlier of October 10, 2022 or the date all shares available for issuance under the Plan have been issued and vested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the names of our executive officers and directors and all persons known by us to beneficially own 5% or more of the issued and outstanding common stock of Competitive Companies, Inc. at August 9, 2013. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of August 9, 2013 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 335,621,533 outstanding shares of common stock as of August 9, 2013. Except as otherwise listed below, the address of each person is c/o Competitive Companies, Inc., 19206 Huebner Road, Suite 202, San Antonio, Texas 78258. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name as of August 9, 2013.

                                          NUMBER OF SHARES
       NAME, TITLE, AND ADDRESS            BENEFICIALLY         PERCENTAGE
            OF STOCKHOLDER                   OWNED (1)           OWNERSHIP
--------------------------------------- ------------------- -------------------
William H. Gray, Chief Executive            6,234,858(2)            1.9%
   Officer and Chairman

Lawrence Griffith, Director                   500,000                  *

All Current Directors and Executive         6,734,858(2)            2.0%
   Officers as a Group (2 persons)
---------------------------------------
*Indicates beneficial ownership of less than one percent.

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options, and is calculated as of August 9, 2013.

(2) Does not include 100,000 shares of Series D Preferred Stock owned by Mr. Gray, which have 51% of the outstanding votes of the Company but are not convertible into shares of our common stock. Accordingly, Mr. Gray controls approximately 52.9% of the outstanding votes.

EXECUTIVE COMPENSATION

         COMPENSATION DISCUSSION AND ANALYSIS. The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table ("Named Executive Officers"), and executive officers that we may hire in the future. See "Executive Compensation-Executive Officer Compensation." As more fully described below, our board of directors makes all decisions for the total direct compensation of our executive officers, including the Named Executive Officers. We do not have a compensation committee, so all decisions with respect to management compensation are made by the whole board.

         THE ELEMENTS OF OUR COMPENSATION PROGRAM

         BASE SALARY. Executive officer base salaries are based on job responsibilities and individual contribution. Our board of directors reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. None of our Named Executive Officers have employment agreements with us. Additional factors reviewed by our board of directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2012, all executive officer base salary decisions were approved by the board of directors.

         Our board of directors determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We do not have a 401(k) Plan, but if we adopt one in the future, base salary would be the only element of compensation that would be used in determining the amount of contributions permitted under the 401(k) Plan.

         INCENTIVE COMPENSATION AWARDS. The Named Executives have been paid only one bonus and our board of directors has not yet recommended a formal compensation policy for the determination of bonuses. If our revenue grows and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and other officers of Competitive Companies, Inc.: (1) the growth in our revenue, (2) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted ("EBITDA"), and (3) our stock price. The board has not adopted specific performance goals and target bonus amounts, but may do so in the future.

         EQUITY INCENTIVE AWARDS. Effective October 10, 2012, our board of directors adopted the Competitive Companies, Inc. 2012 Stock Incentive Plan under which a total of 25,000,000 shares of our common stock have been reserved for issuance as restricted stock or pursuant to the grant and exercise of stock options. Our 2012 Stock Incentive Plan has been approved by the holders of a majority of our outstanding shares, subject to the completion of our compliance with applicable securities laws and regulations relating to notice and disclosure. We believe equity incentive awards motivate our employees to work to improve our business and stock price performance, thereby further linking the interests of our senior management and our stockholders. The board considers several factors in determining whether awards are granted to an executive officer, including those previously described, as well as the executive's position, his or her performance and responsibilities, and the amount of options or other awards, if any, currently held by the officer and their vesting schedule. Our policy prohibits backdating options or granting them retroactively.

         BENEFITS AND PREREQUISITES. At this stage of our business we have limited benefits and no prerequisites for our employees other than health insurance and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We do not have a 401(k) Plan or any other retirement plan for our Named Executive Officers. We may adopt these plans and confer other fringe benefits for our executive officers in the future.

         SEPARATION AND CHANGE IN CONTROL ARRANGEMENTS. We do not have employment agreements with our Named Executive Officers, but we do have employment agreements with three of our employees. These three employees are eligible for specific benefits and payments if their employment or engagement terminates in a separation or if there is a change of control.

         EXECUTIVE OFFICER COMPENSATION. The following table sets forth the total compensation paid in all forms to the executive officers and directors of Competitive Companies, Inc. during the periods indicated:

                           SUMMARY COMPENSATION TABLE

       Name and                               Stock        All Other
   Principal Position       Year    Salary   Awards (1)  Compensation     Total
-------------------------- ------ --------- ----------- --------------- --------

William H. Gray (3)         2012  $120,000  $      -0-  $     39,734    $159,734
Chief Executive Officer     2011  $ 94,034  $      -0-  $      6,000(2) $100,034
and Chairman

Ray Powers (4)              2012  $    -0-  $      -0-  $        -0-    $    -0-
Former President            2011  $ 17,500  $      -0-  $     17,500    $ 17,500
and Director

Jerald Woods                2012  $    -0-  $      -0-  $        -0-    $    -0-
Former Chief Executive      2011  $    -0-  $      -0-  $        -0-    $    -0-
Officer
--------------------------

(1) Mr. Gray was ultimately issued 6,734,858 shares of common stock pursuant to the acquisition of DiscoverNet, Inc. by the Company on April 2, 2009. On February 11, 2012 there were 3,000,000 shares issued, of which Mr. Gray subsequently exchanged 500,000 shares in a private transaction. The remaining 3,734,858 shares were issued on June 30, 2012. The shares were not issued as compensation and no compensation expense was recognized.

(2)      Commencing   August  1,  2012,   Mr.  Gray  began  to  receive   annual
         compensation of $120,000 and an automobile allowance of $500 per month.

(3)      Mr. Gray was appointed as Chief Executive Officer on February 10, 2009.

(4) Dr. Ray Powers was appointed President on February 10, 2009 and resigned on August 15, 2011.

         EMPLOYMENT AGREEMENTS. We have not entered into any employment agreements with our Named Executive Officers to date, but we do have employment agreements with three of our employees. We may enter into employment agreements with our Named Executive Officers in the future.

         OUTSTANDING EQUITY AWARDS. As of August 9, 2013, we have granted at total of 3,000,000 stock options to three employees of Competitive Companies, Inc., each of whom was granted 1,000,000 of them. These stock options were granted on October 8, 2012 and vest over a period of two years from the date of first vesting commencing in 2013. They are exercisable for a period of three years from the date of first vesting, and are exercisable at an exercise price of $0.01 per share. In addition to the 1,000,000 stock options each such employee was granted, we issued a total of 5,000,000 shares of our common stock to each of those employees in February 2013, as additional compensation for services rendered. We have not granted any equity awards to our officers or directors.

                                  OPTION AWARDS

         During the year ended December 31, 2012, we did not grant any stock options or other equity awards to our officers or directors.

         OPTION EXERCISES AND STOCK VESTED. None of our executive officers exercised any stock options or acquired stock through vesting of an equity award during the fiscal year ended December 31, 2012.

         DIRECTOR COMPENSATION. As a result of having limited resources during most of 2012, we did not provide compensation to our board of directors.

ADDITIONAL INFORMATION

         Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company's Form 10-K annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-K for its fiscal year ending December 31, 2012 as well as the Company's Form 10-Q for the quarters ending March 31, 2013 and June 30, 2013 are available upon request to: William H. Gray, Chief Executive Officer, Competitive Companies, Inc., 19206 Huebner Road, Suite 202, San Antonio, Texas 78258.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO WILLIAM H. GRAY, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT COMPETITIVE COMPANIES, INC., 19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS 78258, TELEPHONE (210) 233-8980. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A

                          2012 STOCK INCENTIVE PLAN FOR
             THE DIRECTORS, OFFICERS, EMPLOYEES AND KEY CONSULTANTS
                                       OF
       COMPETITIVE COMPANIES, INC., EFFECTIVE OCTOBER 10, 2012, AS AMENDED

                           COMPETITIVE COMPANIES, INC.

                            2012 STOCK INCENTIVE PLAN

                        (AS ADOPTED ON OCTOBER 10, 2012)


         1. PURPOSE. The purpose of the 2012 Stock Incentive Plan (the "Plan") of Competitive Companies, Inc. (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees, directors and certain key consultants of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.001 par value, of the Company ("Common Stock") on terms determined under this Plan.

         2. ADMINISTRATION. The Plan shall be administered by the Board of Directors or by a stock option or compensation committee (the "Committee") of the Board of Directors of the Company. The Committee, if constituted, shall consist of not less than one director of the Company who shall be appointed from time to time by the Board of Directors of the Company. Each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule
16b-3 of the Securities Exchange Act of 1934, as amended (including the regulations promulgated thereunder, the "1934 Act") (a "Non-Employee Director"), and (ii) shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term "Committee", as used in the Plan, shall refer to the Board of Directors.

         3. ELIGIBLE PARTICIPANTS. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         4. TYPES OF INCENTIVES. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and
(e) performance shares (section 9).

         5. SHARES SUBJECT TO THE PLAN.

                  5.1.  NUMBER OF SHARES.  Subject to  adjustment as provided in
         Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 25,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. In addition, on each anniversary of October 10, 2012 (the "Effective Date") on or before the fifth anniversary of the Effective Date, commencing on October 10, 2012, the aggregate number of shares of the Company's Common Stock reserved for issuance under this Plan shall be increased automatically by the lesser of: (a) a number of shares equal to five percent (5%) of the total number of remaining authorized shares on the immediately preceding December 31st; (b) 200,000 shares; or (c) such lesser number of shares as the Board of Directors, in its sole discretion, determines. These limits on the number of shares subject to the share reserve shall be subject to adjustment under Section 10.6 of the Plan. Notwithstanding the foregoing, no person shall receive grants of Incentives under the Plan that exceed 10,000,000 shares during any one fiscal year of the Company.

                  5.2. CANCELLATION. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to
         Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

                  5.3. TYPE OF COMMON STOCK. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.

         6. STOCK OPTIONS. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  6.1. PRICE. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

                  6.2. NUMBER. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

                  6.3. DURATION AND TIME FOR EXERCISE. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

                  6.4. MANNER OF EXERCISE. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

                  6.5. INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

                           (a) The aggregate Fair Market Value (determined as of
                  the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock

                  Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

                           (b) Any Incentive Stock Option certificate authorized
                  under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                           (c) All  Incentive  Stock  Options  must  be  granted
                  within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

                           (d) Unless  sooner  exercised,  all  Incentive  Stock
                  Options shall expire no later than 10 years after the date of grant.

                           (e) The  option  price for  Incentive  Stock  Options
                  shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                           (f) If  Incentive  Stock  Options  are granted to any
                  participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

         7. STOCK APPRECIATION RIGHTS. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  7.1. NUMBER. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                  7.2. DURATION.  Subject to earlier  termination as provided in
         Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant.

         Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

                  7.3. EXERCISE. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

                  7.4. PAYMENT. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

                           (a) the number of shares of Common  Stock as to which
                  the  SAR  is  exercised   multiplied  by  the  amount  of  the
                  appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

                           (b) the Fair Market  Value of a share of Common Stock
                  on the exercise date.

                  In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         8. STOCK AWARDS AND RESTRICTED STOCK. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

                  8.1. NUMBER OF SHARES. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

                  8.2. SALE PRICE. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                  8.3. RESTRICTIONS. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                           (a) a prohibition against the sale, transfer,  pledge
                  or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                           (b) a  requirement  that  the  holder  of  shares  of
                  restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

                           (c) such  other  conditions  or  restrictions  as the
                  Committee may deem advisable.

                  8.4. ESCROW. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                           The  transferability  of  this  certificate  and  the
                  shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2012 Stock Incentive Plan (the "Plan") of Competitive Companies, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

                  8.5. END OF RESTRICTIONS. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

                  8.6. STOCKHOLDER. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

         9. PERFORMANCE SHARES. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance shares shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

                  9.1. PERFORMANCE OBJECTIVES. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

                  9.2. NOT STOCKHOLDER. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company until the payment of shares of Common Stock with respect to an award.

                  9.3. NO ADJUSTMENTS. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                  9.4. EXPIRATION OF PERFORMANCE SHARES. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

         10. GENERAL.

                  10.1. EFFECTIVE DATE. The Plan will become effective upon its approval by the Company's Board of Directors, subject to approval by the Company's stockholders. Unless approved by the Company's stockholders within one year after the date of the Plan's adoption by the Board of Directors, the Plan shall not be effective for any purpose.

                  10.2. DURATION. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

                  10.3. NON-TRANSFERABILITY OF INCENTIVES. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to the holder's spouse, children, grandchildren or parents
         (collectively, the "Family Members"), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant's lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

                  10.4. EFFECT OF TERMINATION OR DEATH. In the event that a participant ceases to be an employee or director of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

                  10.5. ADDITIONAL CONDITION. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  10.6. ADJUSTMENT. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                  10.7. INCENTIVE PLANS AND AGREEMENTS. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

                  10.8.    WITHHOLDING.

                           (a) The Company shall have the right to withhold from
                  any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution the number of shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                           (b) Each Election must be made prior to the Tax Date.
                  The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                  10.9. NO CONTINUED EMPLOYMENT, ENGAGEMENT OR RIGHT TO CORPORATE ASSETS. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

                  10.10. DEFERRAL PERMITTED. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

                  10.11. AMENDMENT OF THE PLAN. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company,
         (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

                  10.12 SALE, MERGER, EXCHANGE OR LIQUIDATION. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a "transaction"), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to providing for any one or more of the following:

                  (1) The Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and
         (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

                  (2) Participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

                  (3) The Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

                  (4) All unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

                  The Board of Directors may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  10.13. DEFINITION OF FAIR MARKET VALUE. For purposes of this Plan, the "Fair Market Value" of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market, Nasdaq Small-Cap Market or over-the-counter market for companies that file public reports with the Securities and Exchange Commission (collectively, "Nasdaq"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

                  10.14. CHANGE IN CONTROL. (a) Upon a Change in Control, as defined in paragraph (b) of this Section 10.14, any stock option or restricted stock award granted to any Participant under this Plan that would have become vested upon continued employment by the Participant shall immediately vest in full and become exercisable, notwithstanding any provision to the contrary of such award, and notwithstanding the discretion of the Committee pursuant to Section 10.12.

                  (b) For purposes of this Section 10.14, "Change in Control" means:

                  (1) The acquisition by any person, entity or "group," within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 (the "Exchange Act") (excluding, for this purpose,
         (A) the Company, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, or (C) William H. Gray) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                  (2) Individuals who, as of October 10, 2012, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to October 10, 2012 whose appointment to fill a vacancy, or whose election or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                  (3) Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.